SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                             FORM 8-K


                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 12, 1998

                       Forestry  International, Inc.
         -----------------------------------------------------
         (Exact name of registrant as specified in its charter)


                              Colorado
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           (State or other jurisdiction of incorporation)


              0-23310                              84-1116284
         ------------------------------------------------------
         (Commission File Number)          (I.R.S. Employer
                                           Identification No.)


       1205, Ampere Street, Ste 206, Boucherville, (QC) J4B 7M6
         ---------------------------------------------------------------
            (Address of principal executive offices including zip code)


  (Registrant's telephone number including area code) (514) 495-7747

                                   N/A
        ----------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 1.  Change in Control of Registrant

     Not Applicable

Item 2.  Acquisition or Disposition of Assets

     Not Applicable

Item 3.  Bankruptcy or Receivership

     Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

On November 11, 1998, Mr. Robert Kliaman, CA, CPA (Mass) was appointed to join Mrs. Sylvie-Houle, CA and serve as the Certifying Accountants.

Item 5. Other Events

     Not Applicable

Item 6.  Resignation of Registrant's Directors

     Not Applicable

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     Not Applicable

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FORESTRY INTERNATIONAL, INC.  Date: 11/12/1998
(Registrant)


By:     /s/ Louis R. Turp
     Louis R. Turp, Chief Executive Officer